SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event       September 26, 2000, [July 5, 2000]
reported)

                             YELLOWAVE CORPORATION
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               (Exact name of Registrant as specified in charter)

         Nevada                   000-05223                    11-1771806
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(State or other jurisdic-        (Commission                 (IRS Employer
 tion of incorporation)          File Number)              Identification No.)

11777 San Vicente Blvd., Suite 505, Los Angeles, California             90049
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code:             (310) 979-8055

Item 5. Other Events.

  Legal Proceedings.

      On August 21, 2000, Yellowave Corporation ("the Company") announced that it had obtained a temporary restraining order in the U.S. District Court for the Central District of California and commenced an action against Newtech Broadwidth Ltd ("Newtech"), Myriam Abitbol, Propser Abitbol, Jacques Ben Ezra and Benayahou Shemesh (collectively, the "Defendants"). See the form of the Company's press release attached hereto as Exhibit 99.1, dated August 21, 2000 and the Court's Order attached hereto as Exhibit 99.2.

      The Court granted the temporary restraining order based upon allegations that Defendants made misrepresentations and engaged in fraud in order to induce the Company to enter into a Share Purchase Agreement dated July 5, 2000 ("Agreement"). Under the terms of the Agreement, Newtech agreed to sell to the Company all of the issued and outstanding common stock of Newtech in consideration of 7,425,000 shares of the Common Stock of the Company. The Agreement also provided for the satisfaction of certain conditions by the Defendants. The Company alleges that these conditions were not satisfied. See the Agreement dated July 5, 2000 attached hereto as Exhibit 10.1.

      The civil action (No.00-CIV-08786), is also based on the Defendants' alleged fraudulent conduct in connection with the Agreement. The company is seeking monetary damages as well as rescission of the Agreement.

      In its complaint, the Company asserted five claims for relief sounding in:

         (i)      breach of contract;
         (ii)     fraud;
         (iii)    rescission of the Agreement;


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

         (iv)     conversion; and
         (v)      injunctive relief.

      On September 25, 2000, the United States Federal  District Court ordered a
preliminary   injunction  issued  against  the  defendants   barring  them  from
exercising any management or control over the Company.

      In addition, the Company also announced that it will delay a fifty percent stock dividend to have been distributed on August 31, 2000, in the form of a three for two stock split to our shareholders of record on August 24, 2000.

      Finally, on August 23, 2000, the trading in the Company's shares were suspended by the American Stock Exchange ("the Exchange"), pending a review by the Exchange of the facts surrounding the Agreement and the subsequent litigation.

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

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits.

         Exhibit No.   Description.
         -----------   ------------
         10.1          Share Purchase Agreement, dated July 5, 2000.

         99.1          Press release of Yellowave Corp., dated August 21, 2000

         99.2          Court's Order together with the Company's pleadings


                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          YELLOWAVE CORP.


September 26, 2000                        By: /s/  Laura Ballegeer
                                             ----------------------------------
                                             Laura Ballegeer, Secretary

                                          By: /s/ Richard Arons
                                             ----------------------------------
                                              Richard Arons, President


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

                                  EXHIBIT INDEX

         EXHIBIT
         NUMBER                       EXHIBIT  TITLE
         ------                       -------  -----

           10.1        Share Purchase Agreement, dated July 5, 2000.
           99.1        Press release of Yellowave Corp., dated August 21, 2000.
           99.2        Court's Order together with the Company's pleadings


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